UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 20, 2009

SuccessFactors, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33755	94-3398453
(Commission File Number)	(IRS Employer Identification No.)

1500 Fashion Island Blvd., Suite 300, San Mateo, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 645-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2009, SuccessFactors, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale of 12,000,000 shares of the Company’s common stock, par value $0.001 per share, at a price to the Underwriters of $14.7483 per share (the “Offering”). The Company also granted the Underwriters an option to purchase up to an additional 1,800,000 shares of the Company’s common stock as part of the Offering, which was exercised in full by the Underwriters. The Underwriting Agreement contains customary representations and covenants and includes the terms and conditions of the sale of the common stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The shares were sold pursuant to the Company’s shelf registration statement on Form S-3 (File Number 333-162326) and a registration statement on Form S-3 (File Number 333-162596) filed with the Commission pursuant to Rule 462(b) under the Act (both registration statements together, the “Registration Statement”). The Underwriting Agreement is filed as Exhibit 1.1 to this current report on Form 8-K and is incorporated by reference in its entirety into the Registration Statement. The Offering settled on October 26, 2009.

Item 8.01.	Other Events.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit No. 5.1 and Exhibit No. 23.1, respectively, to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

1.1	Underwriting Agreement, dated October 20, 2009, by and among the Company, Goldman, Sachs & Co., Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (Contained in Exhibit No. 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUCCESSFACTORS, INC.

By:	/s/ JULIAN K. ONG
Julian K. Ong
Vice President, General Counsel and
Secretary

Date: October 26, 2009

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated October 20, 2009, by and among the Company, Goldman, Sachs & Co., Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (Contained in Exhibit No. 5.1)